UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                   May 5, 2005
                Date of Report (Date of earliest event reported)

                                 ANTIGENICS INC
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             (Exact name of registrant as specified in its charter)


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          DELAWARE                        000-29089               06-1562417
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

              630 Fifth Avenue, Suite 2100
                   New York, NY 10111                            10111
        (Address of principal executive offices)               (Zip Code)

                                  212-994-8200
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition

                  On May 5, 2005, Antigenics Inc. announced its financial results for the quarter ended March 31, 2005. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.


Item 9.01         Financial Statements and Exhibits


         (c) Exhibits:

                  99.1     Press Release dated May 5, 2005



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 ANTIGENICS INC.

Date: May 5, 2005

                                                           By: /s/ Garo H. Armen
                                                               -----------------
                                                            Garo H. Armen, Ph.D.
                                            Chairman and Chief Executive Officer




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EXHIBIT INDEX


The following designated exhibits are filed herewith:

Exhibits:

99.1                       Press Release dated May 5, 2005